UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2003

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 N.W. 107th Avenue	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

See attached press release dated March 11, 2003 filed as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1—Press Release dated March 11, 2003.

2

SIGNATURES

Pursuant to the requirement of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Dated: March 13, 2003	By:	/s/ George Feldenkreis
George Feldenkreis Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release dated March 11, 2003.